UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2006

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

This Form 8-K is being filed by Prudential Financial, Inc. (the “Company”) to retrospectively adjust portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed on February 28, 2006 as amended by Amendment No. 1 thereto on Form 10-K/A filed on March 16, 2006 (as so amended, the “2005 Annual Report”) to reflect the following events that occurred in 2006:

•	During the third quarter of 2006, as a result of the completion of a reinsurance transaction, the Company’s Canadian Intermediate Weekly Premium (IWP) and Individual Health (IH) operations were reclassified as discontinued operations. As a result, prior period financial statements are being updated to retrospectively reflect this change as required by Statement of Financial Accounting Standards No. 144, “Accounting for Impairment or Disposal of Long-lived Assets.”

•	In the first quarter of 2006, the results of certain international market initiatives were reclassified for segment reporting purposes only, from Corporate and Other operations to the International Investments segment. As a result, prior period financial statements are also being updated to retrospectively reflect this change as required by Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information.”

The following Items of the 2005 Annual Report are being adjusted retrospectively to reflect the events described above (which Items as adjusted are attached as Exhibits hereto and hereby incorporated by reference herein):

•	Item 6 – Selected Financial Data

•	Item 7 – Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8 – Financial Statements and Supplementary Data

•	Item 15 – The following Financial Statement Schedules and Exhibits:

Schedule I – Summary of Investments Other Than Investments in Related Parties

Schedule II – Condensed Financial Information of Registrant

Schedule III – Supplementary Insurance Information

Schedule IV – Reinsurance

Schedule V – Valuation and Qualifying Accounts

Exhibit 12.1 – Statement of Ratio of Earnings to Fixed Charges

No Items of the 2005 Annual Report other than those identified above are being revised by this filing. Information in the 2005 Annual Report is generally stated as of December 31, 2005 and this filing does not reflect any subsequent information or events other than reclassifications to reflect the events described above. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2005 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 and other filings with the Securities and Exchange Commission. This Current Report on Form 8-K should be read in conjunction with the 2005 Annual Report and such Quarterly Report on Form 10-Q and other filings.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

23.1 Consent of PricewaterhouseCoopers LLP

99.1 Item 6, Form 10-K – Selected Financial Data

99.2 Item 7, Form 10-K – Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3 Item 8, Form 10-K – Financial Statements and Supplementary Data

99.4 Item 15, Form 10-K – Schedule I – Summary of Investments Other Than Investments in Related Parties

99.5 Item 15, Form 10-K – Schedule II – Condensed Financial Information of Registrant

99.6 Item 15, Form 10-K – Schedule III – Supplementary Insurance Information

99.7 Item 15, Form 10-K – Schedule IV – Reinsurance

99.8 Item 15, Form 10-K – Schedule V – Valuation and Qualifying Accounts

99.9 Item 15, Form 10-K – Exhibit 12.1 – Statement of Ratio of Earnings to Fixed Charges

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2006

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian J. Morris
Name: Brian J. Morris Title: Assistant Secretary

Exhibit Index

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Item 6, Form 10-K – Selected Financial Data

99.2	Item 7, Form 10-K – Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8, Form 10-K – Financial Statements and Supplementary Data

99.4	Item 15, Form 10-K – Schedule I– Summary of Investments Other Than Investments in Related Parties

99.5	Item 15, Form 10-K – Schedule II– Condensed Financial Information of Registrant

99.6	Item 15, Form 10-K – Schedule III– Supplementary Insurance Information

99.7	Item 15, Form 10-K – Schedule IV–Reinsurance

99.8	Item 15, Form 10-K – Schedule V–Valuation and Qualifying Accounts

99.9	Item 15, Form 10-K – Exhibit 12.1 – Statement of Ratio of Earnings to Fixed Charges